EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		September 1, 2004 to September 30, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$129,189,323
Monthly Profit (Loss):	$(38,533,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc.
By:	Lester D. Sears
Its:	Senior Vice President - Finance and
Chief Financial Officer
Signature	/s/Lester D. Sears
Date	November 9, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		September 1, 2004 to September 30, 2004

STATEMENT OF OPERATIONS

(in $ thousands)
Total sales	$115,017

Cost of sales	109,297
Gross profit	5,720

Selling and administrative expenses
Selling expense	2,146
Warehousing and shipping	5,331
Advertising	410
Division administrative expense	936
MIS expense	1,008
Corporate administrative expense	1,587
Total selling and administrative expense	11,418

Restructuring and impairment charge	10,380
Fixed asset impairment charge	7,929

Profit / (loss) from operations	(24,007)

Interest expense
Interest expense - outside	6,135
Capitalized interest expense	-
Interest expense - intercompany	290
Interest income	-
Interest income - intercompany	-
Net interest expense	6,425

Other expense
Miscellaneous	1,533
Royalties - intercompany	3,700
Transaction gain/loss	-
Total other expense	5,233

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	9
Total other income	9
Net other expense	5,224

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	(35,656)

Chapter 11 reorganization expenses	3,590

Income taxes (benefit)	(713)

Income (loss) before extraordinary item	(38,533)

Extraordinary item - net of taxes	-

Net income (loss)	$(38,533)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		September 1, 2004 to September 30, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 4,728	Senior Credit Facility	$ 439,060
Short-term investments	-	DIP Credit Agreement	118,137
Accounts receivable, net	237,913	Second Lien Facility	165,000
Total inventories	336,122	Accrued interest payable	5,566
Prepaid & other current assets	14,857	Accounts payable - trade	52,993
Total current assets	593,620	Accounts payable - intercompany	169,100
		Other payables and accrued liabilities	112,930
		Deferred income taxes	474
		Pension and other liabilities	139,334
Total investments & other assets	120,889	Total liabilities not subject to compromise	1,202,594

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	1,000,000
Property, plant and equipment, net	536,639	Deferred financing fees	(5,276)
		Accrued interest payable on Senior Notes	36,130
		Accounts payable	26,917
		Other payables and accrued liabilities	8,237
		Pension and other liabilities	18,807
		Total liabilities subject to compromise	1,084,815

		Total Liabilities	2,287,409

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	(123,757)
		Common stock	711
		Capital Surplus / Treasury Stock	51,436
		Retained earnings (deficit)	(850,798)
		Minimum pension liability adjustment	(101,921)
		Other adjustments	(11,932)
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	(1,036,261)
TOTAL ASSETS	$ 1,251,148	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$1,251,148

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		September 1, 2004 to September 30, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$(38,533)
Restructuring	7,603
Equity adjustments	(2,486)
Non-cash items
Depreciation and amortization expense	15,604
Fixed asset impairment charge	7,929
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable	18,168
Decrease / (increase) -- inventories	11,075
Decrease / (increase) -- other current assets	2,751
Decrease / (increase) -- other noncurrent assets and liabilities	1,367
Increase / (decrease) -- accounts payable (trade)	(1,797)
Increase / (decrease) -- accounts payable (intercompany)	3,233
Increase / (decrease) -- accrued liabilities	2,707
Increase / (decrease) -- accrued interest payable	(759)
Increase / (decrease) -- pension and other liabilities	(5,000)
Increase / (decrease) -- deferred federal income tax	(3,957)
Total Cash Flows from Operations	$17,905

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(725)
Transfers	-
Net proceeds from sale of assets	565
Total Cash Flows from Investing	$(160)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement and Sr. Credit Facility	(15,596)
Total Cash Flows from Financing	$(15,596)

Beginning Cash Balance	2,579
Change in Cash	2,149
Ending Cash Balance	$4,728

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		September 1, 2004 to September 30, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$29,448,997
Federal
Payroll taxes withheld	5,421,223	1,193,147	09/02/04
		1,076,903	09/09/04
		975,182	09/15/04
Employer payroll tax contributions incurred	2,346,064	1,329,283	09/16/04
		1,046,877	09/23/04
		2,151,873	09/30/04
Total Federal Taxes (1)	$7,767,287	$7,773,265
State and Local
Payroll taxes withheld
Alabama SIT	$457,651	$393,650	09/15/04
Arkansas SIT	930	2,509	09/15/04
California SIT	1,328	1,332	09/22/04
Georgia SIT	73,180	73,208	09/29/04
Illinois SIT	486	-
Indiana SIT	10,023	14,578	09/20/04
Louisiana SIT	302	315	09/22/04
Maine SIT	53,074	53,026	09/29/04
Minnesota SIT	1,237	1,146	09/22/04
Missouri	404	2,223	09/15/04
New York SIT	57,697	58,305	09/22/04
North Carolina SIT	351,458	355,990	09/29/04
Pennsylvania SIT	205	469	09/15/04
Rhode Island SIT	144	991	09/15/04
South Carolina SIT	271,756	271,756	09/29/04
Virginia SIT	40,954	40,254	09/29/04
Delaware Co IN	386	-
Hancock Co IN	106	-
Hamilton Co IN	39	-
Henry Co IN	1,043	-
Madison Co IN	1,620	-
Marion Co IN	35	-
Washington Co IN	100	-
Randolph Co IN	71	-
Yonkers NY	10	10	09/22/04
Wayne	25	-
New York City	15,139	15,784	09/22/04
Opelika AL	6,622	-

Total Payroll taxes	$1,346,025	$1,285,546

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		September 1, 2004 to September 30, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
(continued)
Employer payroll tax contributions incurred
Alabama SUTA	18,419	-
Arkansas SUTA	-	-
California SUTA	-	-
Florida SUTA	4,748	-
Georgia SUTA	795	-
Illinois SUTA	-	-
Indiana SUTA	791	-
Louisiana SUTA	2	-
Maine SUTA	1,671	-
Minnesota SUTA	20	-
Missouri	-	-
Nevada SUTA	3,730	-
New York SUTA	710	-
North Carolina SUTA	106,094	-
Pennsylvania SUTA	-	-
Rhode Island SUTA	-	-
South Carolina SUTA	11,590	-
Texas SUTA	89	-
Virginia SUTA	490	-
Washington SUTA	123	-

Total Employer payroll tax contributions	$149,272	$-

Gross taxable amount for sales and use	$3,150,265	$
Sales & Use taxes collected
Abbeville, Alabama	$2,017	$2,017	09/16/04
Alabama City/County (Greenville, Butler & Chambers County)	10,103	10,103	09/20/04
Alabama Regulation A	9,708	9,708	09/20/04
Alabama Sales	2,442	2,442	09/20/04
Alabama Use	33,178	33,178	09/20/04
Alatax (Opelika, Valley, Henry Co, Lee Co)	8,435	8,435	09/16/04
Florida	5,859	5,859	09/20/04
Georgia	5,790	5,790	09/20/04
Indiana (Daleville)	1	1	09/23/04
Indiana (Middletown)	73	73	09/16/04
Nevada	3,069	3,069	09/23/04
New York	9,212	9,212	09/16/04
North Carolina	13,463	13,463	09/10/04
South Carolina	24,968	24,968	09/20/04
Virginia Use	64	64	09/16/04

Total Sales & Use taxes paid	$128,382	$128,382
Property taxes	-	1,628
Other taxes	-	57,445

Total State and Local (1)	$1,623,679	$1,473,001

Total Taxes	$9,390,966	$9,246,266

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		September 1, 2004 to September 30, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas, NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$3,100,789
Monthly Profit (Loss):	$4,125,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc. I
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	November 9, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		September 1, 2004 to September 30, 2004

STATEMENT OF OPERATIONS

(in $ thousands)
Total sales	$8,282

Cost of sales	5,402
Gross profit	2,880

Selling and administrative expenses
Selling expense	1
Warehousing and shipping	225
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	170
Total selling and administrative expense	396

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	2,484

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	357
Net interest expense	(357)

Other expense
Miscellaneous	-
Royalties - intercompany	190
Transaction gain/loss	-
Total other expense	190

Other income
Royalties - intercompany	3,700
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	3,700
Net other expense	(3,510)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	6,351

Chapter 11 reorganization expenses	-

Income taxes (benefit)	2,226

Income (loss) before extraordinary item	4,125

Extraordinary item - net of taxes	-

Net income (loss)	$4,125

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		September 1, 2004 to September 30, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$35	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	15,054	Accrued interest payable	-
Total inventories	10,283	Accounts payable - trade	896
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	25,372	Other payables and accrued liabilities	11,439
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	124,052	Total liabilities not subject to compromise	12,335

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	12,239	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,400
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	1,400

		Total Liabilities	13,735

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	70,559
		Retained earnings (deficit)	77,368
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	147,928
TOTAL ASSETS	$161,663	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$161,663

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		September 1, 2004 to September 30, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$4,125
Non-cash items
Depreciation and amortization expense	111
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(3,423)
Decrease / (increase) -- inventories	1,610
Decrease / (increase) -- other current assets	(370)
Decrease / (increase) -- other noncurrent assets	-
Increase / (decrease) -- accounts payable (trade)	(311)
Increase / (decrease) -- accounts payable (intercompany)	-
Increase / (decrease) -- accrued liabilities	(1,963)
Increase / (decrease) -- accrued interest payable	-
Increase / (decrease) -- pension and other liabilities	-
Increase / (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$(221)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	16
Transfers	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$16

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$-

Beginning Cash Balance	$240
Change in Cash	(205)
Ending Cash Balance	$35

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		September 1, 2004 to September 30, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$500	-
Federal
Payroll taxes withheld	128	128	09/14/04
Employer payroll tax contributions incurred	42	42	09/14/04
Total Federal Taxes (1)	$170	$170
State and Local
Payroll taxes withheld	$-	-
Employer payroll tax contributions incurred
Nevada	$2	$2	09/14/04

Gross taxable sales	79,576	-
Sales & Use taxes collected	3,979
Maine		3,979	09/09/04
Property taxes		1,284
Other taxes
Total State and Local (1)	2	5,265
Total Taxes	$172	$5,435

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		September 1, 2004 to September 30, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$-
Monthly Profit (Loss):	$-

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.
Debtor-In-Possession	J.P. Stevens & Co., Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	November 9, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		September 1, 2004 to September 30, 2004

STATEMENT OF OPERATIONS

(in $ thousands)
Total sales	$-

Cost of sales	-
Gross profit	-

Selling and administrative expenses
Selling expense	-
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-
Total selling and administrative expense	-

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	-

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	-
Net interest expense	-

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	-
Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	-

Chapter 11 reorganization expenses	-

Income taxes (benefit)	-

Income (loss) before extraordinary item	-

Extraordinary item - net of taxes	-

Net income (loss)	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		September 1, 2004 to September 30, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ -	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	110,749	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	110,749	Other payables and accrued liabilities	-
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	2,697	Total liabilities not subject to compromise	-

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	-

		Total Liabilities	-

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	10,503
		Common stock	-
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	102,943
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	113,446
TOTAL ASSETS	$ 113,446	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 113,446

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		September 1, 2004 to September 30, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$-
Non-cash items
Depreciation and amortization expense	-
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	-
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	-
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$-

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$-

Beginning Cash Balance	-
Change in Cash	-
Ending Cash Balance	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		September 1, 2004 to September 30, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$-	$-
Federal
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred	-	-
Total Federal Taxes	-	-
State and Local
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred	-	-
Gross taxable sales	-	-
Sales & Use taxes collected	-	-
Property taxes	-	-
Other taxes	-	-
Total State and Local	-	-
Total Taxes	$-	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		September 1, 2004 to September 30, 2004

Monthly Operating Report
Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$896
Monthly Profit (Loss):	$165,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.
Debtor-In-Possession	J.P. Stevens Enterprises, Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	November 9, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		September 1, 2004 to September 30, 2004

STATEMENT OF OPERATIONS

(in $ thousands)
Total sales	$-

Cost of sales	-
Gross profit	-

Selling and administrative expenses
Selling expense	1
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-
Total selling and administrative expense	1

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(1)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	65
Net interest expense	(65)

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	190
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	190
Net other expense	(190)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	254

Chapter 11 reorganization expenses	-

Income taxes (benefit)	89

Income (loss) before extraordinary item	165

Extraordinary item - net of taxes	-

Net income (loss)	$165

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		September 1, 2004 to September 30, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$15	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers, net	-	Long-term debt classified as current	-
Accounts receivable - intercompany	16,580	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	16,595	Other payables and accrued liabilities	181
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	-	Total liabilities not subject to compromise	181

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	-

		Total Liabilities	181

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	2
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	16,412
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	16,414
TOTAL ASSETS	$16,595	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$16,595

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		September 1, 2004 to September 30, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$165
Non-cash items
Depreciation and amortization expense	-
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	1
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	(177)
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$(11)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$-

Beginning Cash Balance	26
Change in Cash	(11)
Ending Cash Balance	$15

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		September 1, 2004 to September 30, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$500	$-
Federal
Payroll taxes withheld	128	128	09/14/04
Employer payroll tax contributions incurred	42	42	09/14/04
Total Federal Taxes (1)	170	170
State and Local
Payroll taxes withheld	$-	$-
Employer payroll tax contributions incurred
Nevada	$2	$2	09/14/04
Gross taxable sales	-	-
Sales & Use taxes collected	-	-
Property taxes	-	-
Other taxes	-	-

Total State and Local (1)	2	2

Total Taxes	$172	$172

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		September 1, 2004 to September 30, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$3,233,280
Monthly Profit (Loss):	$(380,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.
Debtor-In-Possession	WestPoint Stevens Stores Inc.
By:	Lester D. Sears
Its:	Vice President
Signature	/s/Lester D. Sears
Date	November 9, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		September 1, 2004 to September 30, 2004

STATEMENT OF OPERATIONS

(in $ thousands)
Total sales	$6,003

Cost of sales	3,611
Gross profit	2,392

Selling and administrative expenses
Selling expense	2,024
Warehousing and shipping	196
Advertising	217
Division administrative expense	246
MIS expense	56
Corporate administrative expense	82
Total selling and administrative expense	2,821

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(429)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	155
Interest income	-
Interest income - intercompany	-
Net interest expense	155

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	-
Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	(584)

Chapter 11 reorganization expenses	-

Income taxes (benefit)	(204)

Income (loss) before extraordinary item	(380)

Extraordinary item - net of taxes	-

Net income (loss)	$(380)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		September 1, 2004 to September 30, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$1,067	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	171	Long-term debt classified as current	-
Accounts receivable - intercompany	5,692	Accrued interest payable	-
Total inventories	21,264	Accounts payable - trade	638
Prepaid & other current assets	748	Accounts payable - intercompany	-
Total current assets	28,942	Other payables and accrued liabilities	5,443
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	-	Total liabilities not subject to compromise	6,081

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	2,373	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,674
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	1,674

		Total Liabilities	7,755

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	15,955
		Retained earnings (deficit)	7,604
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	23,560
TOTAL ASSETS	$31,315	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$31,315

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		September 1, 2004 to September 30, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$(380)
Restructuring	-
Equity adjustments	-
Non-cash items
Depreciation and amortization expense	54
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	30
Decrease / (increase) -- accounts receivable (intercompany)	217
Decrease / (increase) -- inventories	(1,222)
Decrease / (increase) -- other current assets	107
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	236
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	424
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$(534)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Transfers	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$-

Beginning Cash Balance	$1,601
Change in Cash	(534)
Ending Cash Balance	$1,067

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		September 1, 2004 to September 30, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$964,026
Federal
Payroll taxes withheld	157,821	21,422	09/01/04
		60,202	09/03/04
		20,891	09/08/04
Employer payroll tax contributions incurred	70,226	23,422	09/15/04
		85,089	09/22/04
		19,358	09/29/04
Total Federal Taxes (1)	$228,047	$230,384
State and Local
Amount of payroll taxes withheld
Alabama SIT	$3,543	$3,330	09/15/04
California SIT	762	1,311	09/22/04
Connecticut	247	247	09/28/04
Georgia SIT	11,935	11,970	09/29/04
Massachusetts SIT	1,018	946	09/22/04
Minnesota SIT	937	942	09/29/04
Michigan SIT	1,447	1,279	09/15/04
New Jersey SIT	73	-
New York SIT	1,450	857	09/15/04
North Carolina SIT	2,121	2,132	09/29/04
Oregon SIT	1,200	1,212	09/29/04
Pennsylvania SIT	672	678	09/22/04
South Carolina SIT	1,890	1,905	09/29/04
Utah SIT	988	791	09/15/04
Virginia SIT	1,031	1,202	09/29/04
Lancaster PA	162	-

Total Payroll taxes	29,476	28,802
Amount of employer payroll tax contributions incurred
Alabama SUTA	$100
California SUTA	270
Connecticut SUTA	490
Florida SUTA	432
Georgia SUTA	377
Massachusetts SUTA	110
Minnesota SUTA	104
Missouri SUTA	-
Michigan SUTA	263
New Jersey SUTA	20
New York SUTA	450
North Carolina SUTA	123
Oregon SUTA	325
Pennsylvania SUTA	35
South Carolina SUTA	167
Tennessee SUTA	20
Texas SUTA	229
Utah SUTA	67
Virginia SUTA	22
Wisconsin SUTA	-

Total Employer payroll tax contributions	$3,604

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		September 1, 2004 to September 30, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
(continued)
Gross taxable sales	$6,045,552
Sales & Use taxes collected
Alabama City/County (Foley & Chambers Co.)	$5,825	$5,825	09/20/04
Alabama Sales	16,876	16,876	09/20/04
Alabama Use	62	62	09/20/04
Alatax (Boaz, Valley, Marshall Co)	9,693	9,693	09/16/04
Baldwin County Alabama	7,914	7,914	09/16/04
Connecticut	13,924	13,924	08/31/04
Florida	49,592	49,592	09/20/04
Georgia	70,439	70,439	09/20/04
Massachusetts	11,259	11,259	09/20/04
Michigan	20,135	20,135	09/09/04
Minnesota	10,841	10,841	09/20/04
New Jersey	190	190	09/20/04
North Carolina	10,164	10,164	09/10/04
Pennsylvania	10,484	10,484	09/20/04
South Carolina	14,969	14,969	09/20/04
Tennessee (P.Forge, Interstate Sales)	23,611	23,611	09/20/04
Texas	56,727	56,727	09/20/04
Utah	19,088	19,088	08/31/04
Virginia Interstate Sales	260	260	09/16/04
Virginia Williamsburg	18,328	18,328	09/20/04

Total Sales & Use taxes paid	$370,381	$370,381
Property taxes	-	6,823
Other taxes	-	8,276

Total State and Local (1)	$403,461	$414,282

Total Taxes	$631,508	$644,666

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager